UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 30, 2006

ION NETWORKS, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-13117	22-2413505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Corporate Boulevard, South Plainfield, New Jersey	07080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 546-3900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 30, 2006, Harry F. Immerman, a director of ION Networks, Inc. (the “Company”), submitted his resignation to the Company, effective immediately. Mr. Immerman served as Chair of the Audit Committee of the Board of Directors.

On June 30, 2006, the Board of Directors of the Company elected Philip Levine as a director of the Company.  Mr. Levine was also appointed to the Audit Committee of the Board of Directors and will serve as the Audit Committee Chair.

A copy of the press release announcing the resignation of Mr. Immerman and the election of Mr. Levine is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Document

99	Press Release of ION Networks, Inc., dated June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION NETWORKS, INC.

Date:

June 30, 2006

By:  /s/ PATRICK E. DELANEY

Name:   Patrick E. Delaney

Title:     Chief Financial Officer